UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):                              June 30, 2014

BALLY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31558	88-0104066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 S. Bermuda Rd. Las Vegas, Nevada (Address of principal executive offices)	89119 (Zip Code)

Registrant’s telephone number, including area code:  (702) 584-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Initial Form 8-K”) originally filed by Bally Technologies, Inc. (the “Company”) on May 22, 2014 announcing, among other matters, the appointment, effective as of July 1, 2014, of Michael A. Klayko as a Class II member of the Board of Directors (the “Board”). At the time of the filing of the Initial Form 8-K, the Board had not yet determined Mr. Klayko’s committee appointments.

On June 30, 2014, the Board appointed Mr. Klayko to serve on the Audit Committee and the Compensation Committee, effective as of July 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BALLY TECHNOLOGIES, INC.

By:	/s/Neil Davidson
Neil Davidson
Senior Vice President, Chief Financial Officer and Treasurer

Dated:	July 3, 2014